As filed with the Securities and Exchange Commission on August 22, 2025

Securities Act File No. [  ]

Investment Company Act File No. 811-21901

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 7

abrdn Global Dynamic Dividend Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Preliminary Prospectus dated August 22, 2025

BASE PROSPECTUS

$[ ]

abrdn Global Dynamic Dividend Fund

Common Shares

Preferred Shares

Notes

Subscription Rights for Common Shares

The Fund. abrdn Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Fund’s investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.

Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days’ notice to shareholders. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries.

The Fund may borrow for investment purposes. abrdn Investments Limited (the “Adviser”) currently intends to limit leverage through borrowing to 10% of the Fund’s total assets (calculated at the time of borrowing) and to borrow for investment purposes only when the Adviser believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.

See “Investment Objectives and Policies” and “Leverage” below and “Investment Restrictions” in the Statement of Additional Information, dated [●], 2025 (the “SAI”). There is no assurance that the Fund’s leveraging strategy will be successful. Leverage involves special risks. See “Investment Objectives and Policies — Use of Leverage and Related Risks.”

Offering. The Fund may offer, from time to time, up to $[ ] aggregate initial offering price of common shares of beneficial interest with no par value (“Common Shares”), preferred shares (“Preferred Shares”), promissory notes (“Notes”), subscription rights to purchase Common Shares (“Rights” and collectively with the Common Shares and Preferred Shares, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Securities.

The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Investing in Securities involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Securities, you should read the discussion of the principal risks of investing in the Fund. The principal risks of investing in the Fund are summarized in “The Fund at a Glance — Risk Factors” beginning on page 26 of this Prospectus and further described in “Risk Factors” beginning on page 26 of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [ ], 2025

Adviser. abrdn Investments Limited serves as investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser is an indirect wholly-owned subsidiary of Aberdeen Group plc.

Common Shares. The Fund’s outstanding Common Shares are, and the Common Shares offered by this Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD.” As of [ ], the net asset value of the Fund’s Common Shares was $[ ] per Common Share and the last reported sale price for the Fund’s Common Shares on the NYSE was $[ ] per Common Share, representing a [discount/premium] to net asset value of [ ]%.

Distributions. The Fund’s policy is to provide investors with a stable monthly distribution out of current income, and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustee’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

This Prospectus sets forth concisely information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. The SAI has been filed with the SEC. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, and additional information about the Fund, and may make other shareholder inquiries, by calling Investor Relations toll-free at 1-800-522-5465, by writing to the Fund or visiting the Fund’s website (https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds).

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

About this prospectus

This Prospectus is part of a Registration Statement on Form N-2 that the Fund filed with the SEC using a “shelf” registration process. Under this process, the Fund may offer, from time to time, up to $[ ] aggregate initial offering price of Securities in one or more offerings in amounts, at prices and on terms set forth in one or more Prospectus Supplements. The Prospectus Supplement may also add, update or change information contained in this Prospectus. You should carefully read this Prospectus and any accompanying Prospectus Supplement, together with the additional information described under the heading “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference in this Prospectus and any accompanying Prospectus Supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will amend this Prospectus and any accompanying Prospectus Supplement if, during the period that this Prospectus and any accompanying Prospectus Supplement is required to be delivered, there are any subsequent material changes.

Cautionary notice regarding forward-looking statements

This Prospectus, any accompanying Prospectus Supplement and the SAI, contain (or will contain) or incorporate (or will incorporate) by reference “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s Securities will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in this Prospectus or in the SAI are made as of the date of this Prospectus or SAI, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated, to update any forward-looking statement.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 (“1940 Act”) and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 (“Securities Act”) and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this Prospectus or any accompanying Prospectus Supplement. You may request such information by calling Investor Relations toll-free at 1-800-522-5465 or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, Statement of Additional Information and any incorporated information will also be available from the Fund’s website at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Information contained on the Fund’s website is not incorporated by reference into this Prospectus or any Prospectus Supplement and should not be considered to be part of this Prospectus or any Prospectus Supplement.

INCORPORATION BY REFERENCE

This Prospectus is part of a Registration Statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, are incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	the Fund’s Statement of Additional Information, dated [ ], 2025, filed with this Prospectus (“SAI”);

●	the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2024, filed with the SEC on January 10, 2025, as amended by the amendment thereto filed on Form N-CSR/A, filed with the SEC on February 5, 2025 (“Annual Report”) ;

●	The Fund’s Semi-Annual Report on Form N-CSRS for the period ended April 30, 2025, filed with the SEC on July 7, 2025 (“Semi-Annual Report”);

●	the Fund’s definitive proxy statement on Schedule 14A for the Fund’s 2025 annual meeting of shareholders, filed with the SEC on April 14, 2025 (“Proxy Statement”); and

●	the Fund’s description of common shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-32930) filed with the SEC on June 26, 2006.

To obtain copies of these filings, see “Where You Can Find More Information.”

Summary of Fund expenses

The purpose of the following table and the example below is to help you understand the fees and expenses that holders of common shares of beneficial interest with no par value (“Common Shares”) (the “Common Shareholders”) would bear directly or indirectly. The expenses shown in the table under “Other expenses” are estimated for the Fund’s current fiscal year ending October 31, 2025. The expenses shown in the table under “Interest expenses on bank borrowings” and “Total annual expenses” are based on the Fund’s capital structure as of April 30, 2025. The table reflects Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	--
Offering expenses Borne by the Fund (as a percentage of offering price)(2)	--
Dividend reinvestment and optional cash purchase plan fees: (per share for open-market purchases of Common Shares)(3)
Fee for Open Market Purchases of Common Shares	$0.02 (per share)
Fee for Optional Shares Purchases	$5.00 (max)
Sales of Shares Held in a Dividend	$0.12 (per share)
Reinvestment Account	and $25.00 (max)

Annual expenses (as a percentage of net assets attributable to
Common Shares)
Advisory fee(4)	1.00%
Interest expenses on bank borrowings(5)	0.09%
Other expenses	0.26%
Total annual expenses	1.35%

(1)  If Common Shares are sold to or through underwriters, a prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)  Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.

(3)  Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. The Plan Agent's (as defined under “Dividend Reinvestment and Optional Cash Purchase Plan” in this Prospectus) fees for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan agent is required to pay. For more details about the Plan, see “Dividend Reinvestment and Optional Cash Purchase Plan” in this Prospectus.

(4)  The Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

(5)  The percentage in the table is based on average total borrowings of $4,899,941 (the balance outstanding under the Fund’s secured, uncommitted line of credit with BNP Paribas Prime Brokerage International Ltd. (the “Credit Facility”) as of April 30, 2025, representing approximately 1.8% of the Fund’s total average assets, which includes the assets purchased through leverage) and an average interest rate during the six-month period ended April 30, 2025, of 5.39%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming a 5% annual portfolio total return.*

1 Year	3 Years	5 Years	10 Years
$14	$43	$74	$162

* The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, and (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreement.”

THE FUND AT A GLANCE

Information regarding the Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a statutory trust under the laws of the State of Delaware on May 11, 2006, and commenced operations on July 26, 2006. As of August 20, 2025, the Fund’s net asset value (“NAV”) per Common Share was $11.33. See “The Fund.”

NYSE listed

As of [ ], 2025, the Fund had [ ] Common Shares outstanding. The Fund’s Common Shares are traded on the NYSE under the symbol “AGD.” As of [ ], the last reported sale price for the Fund’s Common Shares on the NYSE was $[ ] per Common Share, representing a [discount/premium] to net asset value of [ ]%.

Who may want to invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Investment objectives and policies

The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives.

The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

Investment Strategies

The Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rate (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry. The Fund's dividend capture strategy has two facets. The first facet is "rotation" strategy, in which the Fund would sell a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.

The Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund's assets. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Although it is not the Fund's current intent, the Fund continues to be able to invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted as to how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States, especially for companies domiciled in countries that have a tax treaty with the United States.

The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as "qualified dividends" or "tax-advantage dividends"). The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Qualified dividends generally include dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the "Code") as any corporation that is incorporated in a possession of the United States or that is eligible for the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, REITs (real estate investment trusts), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law, tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund may borrow for investment purposes. The Adviser currently intends to limit leverage through borrowing to 10% of the Fund's total assets (calculated at the time of borrowing) and to borrow for investment purposes only when the Adviser believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.

To the extent the Fund uses leverage, if any, the Fund currently intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 10% of the Fund's total assets for investment purposes. Additionally, the Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act of the Fund's total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

The Adviser considers and evaluates environmental, social and governance (“ESG”) factors as part of the investment analysis process for most long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund's dividend capture strategy, which is discussed in more detail below. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. When ESG factors are considered, ESG information is just one investment consideration and ESG considerations generally are not solely determinative in any investment decision made by the Adviser.

Dividend Capture Strategy

The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.

Rotation Strategy (Dividend Capture Trading). In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. See "Risk Factors – Dividend Strategy Risks." Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Special Dividends. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.

Value Strategy

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment  opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover, or situations where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Growth Strategy

The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives and the Fund may not pay tax-advantaged dividends.

Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.

For additional information, please see “INVESTMENT OBJECTIVES AND POLICIES.”

Portfolio Investments

Common Stocks

The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so     that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Foreign Securities

Although it is not required to, under normal circumstances, the Fund invests a significant portion of its assets in securities of issuers located in approximately ten to thirty foreign countries (in addition to the United States). The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities

The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.

Real Estate Investment Trusts

The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.

Other Investments

The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.

A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value (“NAV”) to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. In certain years, the annual portfolio turnover rate of the Fund may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Futures Contracts and Options on Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

The Adviser

abrdn Investments Limited (“aIL”), a Scottish Company, serves as the adviser to the Fund. aIL’s registered address is 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL. aIL is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages approximately $504 billion in assets as of June 30, 2025. The Fund pays aIL an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

In rendering investment advisory services to the Fund, aIL may use the resources of subsidiaries owned by Aberdeen Group plc. The Aberdeen Group plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of aIL or abrdn Inc.

The Administrator

abrdn Inc. serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

Pursuant to the administration agreement, abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. See “Management of the Fund — The Administrator.”

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Investor Relations

Under the terms of the Amended and Restated Investor Relations Services Agreement approved by the Fund’s Board, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Amended and Restated Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Amended and Restated Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Distributions

The Board has authorized a managed distribution policy (“MDP”) of paying monthly distributions equal to 12% on an annual basis of the average daily NAV as of month-end prior to declaration. Under the MDP, distributions to shareholders may include net investment income, realized capital gains or, if necessary, returns of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “income” or “yield.” No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the MDP.

The Fund is covered under exemptive relief received by the Fund’s investment adviser from the SEC that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information as required by the exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Under applicable U.S. tax rules, the amount and character of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Dividend reinvestment and optional cash purchase plan

The Fund has established a dividend reinvestment and optional cash purchase plan. A Common Shareholder will automatically have all dividends and distributions (net of applicable withholding) reinvested in Common Shares newly issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment and optional cash purchase plan unless the Common Shareholder specifically elects to receive cash. Taxable distributions are subject to federal income tax whether received in cash or additional Common Shares. See “Distributions” and “Dividend Reinvestment and Optional Cash Purchase Plan.”

Custodian, dividend paying agent, transfer agent and registrar

State Street Bank and Trust Company serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. Computershare Trust Company, N.A. serves as the Fund’s dividend paying agent, transfer agent and registrar. See “Custodian, Dividend Paying Agent, Transfer Agent and Registrar.”

Closed-end fund structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board approved an open market share repurchase program (the “Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding Common Shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding Common Shares in the open market during any 12 month period. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval of such a proposal, together with the necessary amendments to the Agreement and Declaration of Trust to permit such a conversion, by a majority of the Trustees then in office, by the holders of not less than 75% of the Trust’s outstanding Shares entitled to vote thereon and by such vote or votes of the holders of any class or classes or series of Shares as may be required by the 1940 Act. Closed-end funds are not required to have any limitation or restrictions on investments in illiquid securities, whereas open-end funds typically cannot have more than 15% of their net assets in illiquid securities in order to meet redemptions upon request by shareholders. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. See “Description of Capital Structure.”

Risk factors

The information contained under the heading “Additional Information Regarding the Fund—Risk Factors” in the Fund’s Annual Report is incorporated herein by reference. Each of the risk factors contained thereunder is a principal risk of the Fund. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment.

A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risks associated with such offering.

Financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Common Share of the Fund. The financial highlights as of and for the fiscal years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020 have been audited by [ ], independent registered public accounting firm for the Fund.  The financial highlights for the six-month period ended April 30, 2025 are unaudited and are included in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2025, which is incorporated by reference.  [ ]’s report on the financial statements and financial highlights, together with the financial statements and financial highlights of the Fund for such fiscal years, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2024 and is incorporated by reference.

	For the Six-Month Period Ended April 30, 2025		For the Fiscal Years Ended October 31,
	(unaudited)		2024	2023		2022	2021	2020
PER SHARE OPERATING PERFORMANCE(a): Net asset value, beginning of period	$11.15		$9.90	$10.05		$12.95	$10.16	$11.14
Net investment income	0.26		0.74	0.75		0.68	0.82	0.70
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(0.19)		1.44	(0.12)		(2.80)	2.75	(0.90)
Total from investment operations	0.07		2.18	0.63		(2.12)	3.57	(0.20)
Distributions to common shareholders from:
Net investment income	(0.67)		(0.75)	(0.75)		(0.73)	(0.78)	(0.76)
Return of capital	–		(0.18)	(0.03)		(0.05)	–	(0.02)
Total distributions	(0.67)		(0.93)	(0.78)		(0.78)	(0.78)	(0.78)
Net asset value, end of period	$10.55		$11.15	$9.90		$10.05	$12.95	$10.16
Market price, end of period	$9.99		$10.16	$8.40		$8.92	$12.01	$8.58
Total Investment Return Based on(b):
Market price	5.04%		32.91%	2.29%		(19.88)%	49.84%	(4.43)%
Net asset value	1.08%		23.76%	7.00%		(16.28)%	36.44%	(0.65)%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$262,442		$277,336	$246,218		$126,094	$162,528	$127,512
Average net assets applicable to common shareholders (000 omitted)	$271,494		$276,663	$219,791		$146,601	$157,694	$132,667
Gross operating expenses, excluding fee waivers	1.35	%(c)	1.32%	1.34%		1.37%	1.31%	1.36%
Net operating expenses, net of fee waivers	1.25	%(c)	1.21%	1.19%		1.18%	1.18%	1.18%
Net operating expenses, net of fee waivers and excluding interest expense	1.16	%(c)	1.16%	1.19%		1.16%	1.17%	1.17%
Net Investment income	4.79	%(c)	6.62%	6.97%		5.86%	6.56%	6.59%
Portfolio turnover	28	%(d)	99%	78	%(e)	81%	71%	105%
Line of credit payable outstanding (000 omitted)	$18,356		$8,312	$1,537		$–	$311	$–
Asset coverage ratio on revolving credit facility at period end(f)	1,530%		3,437%	16,121%		–	52,338%	–
Asset coverage per $1,000 on line of credit payable at period end	$15,297		$34,368	$161,213		$–	$523,384	$–

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Annualized.
(d)	Not annualized.
(e)	The portfolio turnover calculation excludes $100,050,254 and $90,865,012 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of the Line of Credit.

Amounts listed as “–” are $0 or round to $0.

	For the Fiscal Years Ended October 31,
	2019	2018(a)	2017	2016	2015
PER SHARE OPERATING PERFORMANCE: Net asset value per common share, beginning of year	$10.80	$11.43	$9.96	$10.79	$11.16
Net investment income	0.76 (b)	0.61 (b)	0.75	0.70	0.80
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.36	(0.46)	1.50	(0.75)	(0.41)
Total from investment operations applicable to common shareholders	1.12	0.15	2.25	(0.05)	0.39
Distributions to common shareholders from:
Net investment income	(0.78)	(0.77)	(0.77)	(0.75)	(0.77)
Tax return of capital	–	(0.01)	(0.01)	(0.03)	–
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.77)
Capital Share Transactions:	–	–	–	–	0.01
Anti-Dilutive effect of share repurchase program
Net asset value per common share, end of year	$11.14	$10.80	$11.43	$9.96	$10.79
Market price, end of year	$9.78	$9.25	$10.64	$8.42	$9.07

Total Investment Return Based on(c):
Market price	14.71%	(6.37)%	36.68%	1.61%	0.35%
Net asset value	11.91%	1.76%	24.13%	1.04%	4.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$139,776	$135,582	$143,431	$124,996	$135,417
Net operating expenses, net of fee waivers	1.21%	1.19%	1.21%	1.14%	1.19%
Net operating expenses, excluding fee waivers	1.34%	1.27%	– (d)	– (d)	– (d)
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	1.16%	1.17%	1.14%	1.15%
Net investment income	7.06%	5.20%	6.87%	6.90%	7.05%
Portfolio turnover	119%	80%	89%	97%	120%
Line of credit payable outstanding (000 omitted)	$211	$–	$2,920	$–	$–
Asset coverage ratio on revolving credit facility at year end	66,335%	–	– (e)	– (e)	– (e)
Asset coverage per $1,000 on line of credit payable at year end	$663,350	$–	$48,124	$–	$–

(a)	Beginning with year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(b)	Net investment income is based on average shares outstanding during the period.
(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(d)	Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Investment Adviser. Prior to this, there was no such agreement in place.
(e)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

Senior Securities

The following table sets forth information about the Fund’s outstanding senior securities as of the semi-annual period ended April 30, 2025 and each of the Fund’s last ten fiscal years. The Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. The information in this table for the period ended April 30, 2025 is unaudited. The information in this table for the fiscal years ended 2024, 2023, 2022, 2021 and 2020 has been audited by [ ], independent registered public accounting firm. The report of [ ] thereon, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2024 and is incorporated by reference.

Fiscal Year/Period Ended	Title of Security	Total Amount Outstanding (000 omitted)(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit	Asset Coverage Per $1000(3)
April 30, 2025	Credit Facility	$18,356	1,530%	-	$15,297
October 31, 2024	Credit Facility	$8,312	3,437%	-	$34,368
October 31, 2023	Credit Facility	$1,537	16,121%	-	$161,213
October 31, 2022	Credit Facility	$–	–	-	$–
October 31, 2021	Credit Facility	$311	52,338%	-	$523,384
October 31, 2020	Credit Facility	$–	–	-	$–
October 31, 2019	Credit Facility	$211	66,335%	-	$663,350
October 31, 2018	Credit Facility	$–	–	-	$–
October 31, 2017	Credit Facility	$2,920	– (4)	-	$48,124
October 31, 2016	Credit Facility	$–	– (4)	-	$–
October 31, 2015	Credit Facility	$–	– (4)	-	$–

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under the line of credit in place at the time.
(2)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of the line of credit.
(3)	Represents the average managed asset coverage per every $1,000 of the total loan amount outstanding.
(4)	The fund did not disclose asset coverage ratio of line of credit payable in prior years.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a statutory trust under the laws of the State of Delaware on May 11, 2006 and commenced operations on July 26, 2006.

abrdn Investments Limited (“aIL”), a Scottish Company, serves as the adviser to the Fund. aIL’s registered address is 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL. aIL is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages approximately $504 billion in assets as of June 30, 2025. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

USE OF PROCEEDS

The Fund registered $[ ] aggregate initial offering price of Securities pursuant to the Registration Statement of which this Prospectus is a part. Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objectives and policies as stated in this Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objectives and policies within 30 days after the completion of such offering. Pending the full investment of the proceeds of an offering, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Investment Objectives and Policies”. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders.

DESCRIPTION OF COMMON SHARES

The Fund’s Common Shares are publicly held and are listed and traded on the NYSE. The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended(2)	High	Low	High	Low	High	Low
July
July 31, 2025	11.45	10.04	11.3	10.54	1.33%	-4.74%
April 30, 2025	10.50	8.74	11.29	9.65	-7.00%	-9.43%
January 31, 2025	10.37	9.70	11.31	10.87	-8.31%	-10.76%
October 31, 2024	10.62	9.41	11.66	10.83	-8.92%	-13.11%
July 31, 2024	11.05	9.10	10.91	11.42	1.28%	-20.32%
April 30, 2024	9.71	9.14	11.26	10.74	-13.77%	-14.90%
January 31, 2024	9.48	8.46	11.07	9.98	-14.36%	-15.23%
October 31, 2023	9.61	8.20	11.12	9.82	-13.58%	-16.50%
July 31, 2023	9.71	9.12	11.13	10.61	-12.76%	-14.04%
April 30, 2023	10.07	8.89	11.31	10.44	-10.96%	-14.85%
January 31, 2023	10.11	8.48	11.16	9.82	-9.41%	-13.65%

(1)	Source: Bloomberg L.P.
(2)	Data presented are with respect to a short period of time and are not indicative of future performance.

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Fund’s Common Shares will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Fund’s NAV will decrease. It is not possible to predict whether the Fund’s Common Shares will trade at, above or below NAV in the future. On [ ], the Fund’s NAV was $[ ], and the last reported sale price of a Common Share on the NYSE was $[ ], representing a [discount/premium] to NAV of [ ]%.

INVESTMENT OBJECTIVES AND POLICIES

The information contained under the following headings in the Fund’s Annual Report are incorporated herein by reference: “Additional Information Regarding the Fund—Investment Objectives and Policies.”

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

INVESTMENT OBJECTIVES AND POLICIES

The information contained under the heading “Additional Information Regarding the Fund—Investment Objectives and Policies” in the Fund’s Annual Report is incorporated herein by reference.

PORTFOLIO INVESTMENTS

The information contained under the heading “Additional Information Regarding the Fund—Portfolio Investments” in the Fund’s Annual Report is incorporated herein by reference.

INVESTMENT TECHNIQUES

The information contained under the heading “Additional Information Regarding the Fund—Investment Techniques” in the Fund’s Annual Report is incorporated herein by reference.

USE OF LEVERAGE AND RELATED RISKS

The information contained under the heading “Additional Information Regarding the Fund—Effects of Leverage” in the Fund’s Annual Report is incorporated herein by reference.

Risk factors

The information contained under the heading “Additional Information Regarding the Fund—Risk Factors” in the Fund’s Annual Report is incorporated herein by reference. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment.

A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risk associated with such offering.

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board under the laws of the State of Delaware and the 1940 Act.

THE ADVISER

abrdn Investments Limited (“aIL”), a Scottish Company, serves as the adviser to the Fund. aIL’s registered address is 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL. aIL is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages approximately $504 billion in assets as of June 30, 2025. abrdn plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Aberdeen Group plc, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.”

In rendering investment advisory services to the Fund, aIL may use the resources of subsidiaries owned by Aberdeen Group plc. The Aberdeen Group plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of aIL or abrdn Inc.

ADVISORY AGREEMENT

The Fund and aIL are parties to an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, The Fund pays aIL an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

From May 4, 2018 through June 30, 2025, the Adviser contractually agreed to waive fees and/or reimburse expenses in order to limit total operating expenses of the Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) as a percentage of net assets to 1.16% of the Fund’s average daily net assets on an annualized basis. The agreement expired on June 30, 2025. The Fund may repay any such waiver or reimbursement from the Adviser, within three years of the waiver or reimbursement, provided that such repayments do not cause the Fund to exceed (i) the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or (ii) the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

The Fund pays all of its other expenses including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisory Agreement continues for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients.

The Advisory Agreement provides that the Adviser shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Effective May 4, 2018, aIL became the Fund’s investment adviser. Prior to May 4, 2018, the Fund was managed by another, unaffiliated investment adviser.

THE ADMINISTRATOR

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the Fund’s average monthly net assets.

During periods when the Fund is using leverage, the fee paid to abrdn Inc. (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s average monthly net assets, which includes the assets purchased through leverage.

State Street Bank and Trust Company serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Investor Relations

Under the terms of the Amended and Restated Investor Relations Services Agreement approved by the Fund’s Board, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Amended and Restated Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Amended and Restated Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

LEGAL PROCEEDINGS

As of the date of this Prospectus, the Fund and the Adviser is not currently parties to any material legal proceedings.

NET ASSET VALUE OF COMMON SHARES

The NAV of the Fund’s Common Shares is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). The Fund follows the principles set forth under the heading “Notes to Financial Statements—Summary of Significant Accounting Policies—Security Valuation” in the Fund’s Annual Report, which is incorporated herein by reference, to determine the value of the Fund’s portfolio holdings.

DISTRIBUTIONS

The information contained under the heading “Notes to Financial Statements—Summary of Significant Accounting Policies—Distributions” in the Fund’s Annual Report is incorporated herein by reference.

TAX MATTERS

The following is (i) a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and (ii) a description of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in such securities. It is based on the Code and United States Treasury Regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change or differing interpretation, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

THE FUND

The Fund has elected to be treated as and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the Plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each Common Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Common Shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

OWNING AND DISPOSING OF COMMON SHARES

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. Distributions made to a non-corporate Common Shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at reduced maximum rates, provided that the Common Shareholder meets certain holding period and other requirements with respect to its Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan.

A Common Shareholder may recognize a capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

NON-U.S. COMMON SHAREHOLDERS

If a Common Shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a “non-U.S. Common Shareholder”) whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business, ordinary income dividends distributed to such non-U.S. Common Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. Common Shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of Common Shares by a non-U.S. Common Shareholder, please see the discussion in the SAI under “Tax Matters — Non-U.S. Common Shareholders.”

BACKUP WITHHOLDING

If a Common Shareholder does not provide the applicable payor with its correct taxpayer identification number and any required certifications, such Common Shareholder may be subject to backup withholding (currently, at a rate of 24%) on the distributions it receives (or is deemed to receive) from the Fund. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Shareholder.

Foreign Account Tax Compliance Act

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a non-U.S. Common Shareholder may be eligible for refunds or credits of such taxes.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board approved an open market share repurchase program (the “Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding Common Shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding Common Shares in the open market during any 12 month period. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval of such a proposal, together with the necessary amendments to the Agreement and Declaration of Trust to permit such a conversion, by a majority of the Trustees then in office, by the holders of not less than 75% of the Trust’s outstanding Shares entitled to vote thereon and by such vote or votes of the holders of any class or classes or series of Shares as may be required by the 1940 Act. Closed-end funds are not required to have any limitation or restrictions on investments in illiquid securities, whereas open-end funds typically cannot have more than 15% of their net assets in illiquid securities in order to meet redemptions upon request by shareholders. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. See “Description of Capital Structure.”

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The information contained under the heading “Dividend Reinvestment and Optional Cash Purchase Plan” in the Fund’s Annual Report is incorporated herein by reference.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to the Agreement and Declaration of Trust dated as of May 11, 2006. The Fund is authorized to issue an unlimited number of common shares of beneficial interest no par value. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

GENERAL

Set forth below is information with respect to the Fund’s outstanding securities as of [ ]:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Common Shares Held by the Fund or for its Own Account
Common Shares	Unlimited	[ ]	[ ]

Except to the extent required for a Delaware business corporation, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders. These requirements will not apply to claims brought under the federal securities laws.

COMMON SHARES

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund intends to make a level dividend distribution each month to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any. Unless the registered owner of Common Shares elects to receive cash, all dividends declared on Common Shares (net of applicable withholding) will be automatically reinvested for shareholders in additional Common Shares of the Fund. See “Dividend Reinvestment and Optional Cash Purchase Plan.” The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Agreement and Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining managed assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Agreement and Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Agreement and Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The Fund generally will not issue share certificates.

In general, when there are any borrowings, including reverse repurchase agreements that are counted as indebtedness, or preferred shares and/or notes outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares or notes from a NRSRO. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or notes or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. See “Distributions.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The trading or “ticker” symbol of the Common Shares on the NYSE is “AGD.”

OPEN MARKET SHARE REPURCHASE PROGRAM

The Fund’s Board approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding Common Shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding Common Shares in the open market during any 12 month period. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such Common Shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the open market share repurchase program.

PREFERRED SHARES

The Fund does not currently have any preferred stock outstanding.

The Fund’s Agreement and Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more additional or other classes or series, with rights as determined by the Board, by action by the Board without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. The terms of any preferred shares, including its dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund’s Agreement and Declaration of Trust. Thus, the Board could authorize the issuance of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest.

If the Fund issues series of preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, which may be reset after an initial period, as described in the prospectus supplement accompanying a preferred shares offering.

Upon a liquidation, holders of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s Common Shares or any other class of shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Fund will not issue any class of shares senior to the preferred shares.

Asset Maintenance Requirements

The Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the statement of preferences of the preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in Common Shares or in options, warrants or rights to subscribe for or purchase Common Shares) in respect of the Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

●	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such Common Shares dividend or distribution;

●	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Agreement and Declaration of Trust and By-Laws; and

●	after making the distribution, the Fund meets applicable asset coverage requirements described “Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this prospectus, specified in the Fund’s Agreement and Declaration of Trust and By-Laws or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of Common Shares and of any other preferred shares then outstanding as a single class. In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of Common Shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable statement of preferences creating such shares, then the number of Trustees constituting the Board will be adjusted such that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than thirty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the applicable statement of preferences, so as to in the aggregate adversely affect any of the rights and preferences set forth in any statement of preferences with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which in the aggregate adversely affect the rights and preferences expressly set forth in the applicable statement of preferences with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is required under the Agreement and Declaration of Trust and By-Laws or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class. The phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Agreement and Declaration of Trust and By-Laws or the issuance of additional shares of any series of preferred shares pursuant to the Agreement and Declaration of Trust and By-Laws shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Agreement and Declaration of Trust and By-Laws and applicable law, and in the best interest of existing common shareholders.

Notes

The Fund does not currently have any notes outstanding.

The Agreement and Declaration of Trust authorizes the issuance of debt securities or notes, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. To the extent the Trustees authorize the issuance of any notes, the Trustees are also permitted to amend or supplement the Agreement and Declaration of Trust, as they deem appropriate. Any such amendment or supplement may set forth the rights, preferences, powers and privileges of such notes.

Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of the Fund’s assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

●	the form and title of the security;

●	the aggregate principal amount of the securities;

●	the interest rate of the securities;

●	whether the interest rate for the securities will be determined by auction or remarketing;

●	the maturity dates on which the principal of the securities will be payable;

●	the frequency with which auctions or remarketings, if any, will be held;

●	any changes to or additional events of default or covenants;

●	any minimum period prior to which the securities may not be called;

●	any optional or mandatory call or redemption provisions;

●	the credit rating of the notes;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

●	any other terms of the securities.

The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If the Fund does not pay interest when due, it will trigger an event of default and the Fund will be restricted from declaring dividends and making other distributions with respect to its Common Shares and preferred shares.

Under the requirements of the 1940 Act, immediately after issuing any notes the value of the Fund’s total assets, less certain ordinary course liabilities, must equal or exceed 300% of the amount of the notes outstanding. Other types of borrowings also may result in the Fund being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that the Fund prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in the Fund’s common or preferred shares or in options, warrants or rights to subscribe for or purchase the Fund’s common or preferred shares) in respect of the Fund’s common or preferred shares, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred shares, unless the Fund’s notes have asset coverage of at least 300% (200% in the case of a dividend or distribution on preferred shares) after deducting the amount of such dividend, distribution, or acquisition price, as the case may be. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in the Fund being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to the Fund and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Fund or to the Fund’s creditors, as such, or to the Fund’s assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of the Fund’s common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Fund being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors may include, without limitation, service providers including the Adviser, Custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with the Fund. Secured creditors may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the Fund’s assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of the Fund’s assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Trustees, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in the Fund being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

DESCRIPTION OF SUBSCRIPTION RIGHTS

The Fund may issue subscription rights to holders of Common Shares to purchase Common Shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Common Shares, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement to the Fund’s common shareholders as of the record date that the Fund sets for determining the shareholders eligible to receive subscription rights in such subscription rights offering. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights and described in the Prospectus Supplement.

The applicable Prospectus Supplement, which would accompany this Prospectus, would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of such subscription rights issued in respect of each share;

●	the number of rights required to purchase a single share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right the Fund may have in connection with such subscription rights offering;

●	the expected trading market, if any, for rights; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Right

Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Transferable Rights Offering

Subscription rights issued by the Fund may be transferrable. The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the rights offering. In a transferrable rights offering, management of the Fund will use its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights. However, there can be no assurance that a market for transferable rights will develop or, if such a market does develop, what the price of the transferable rights will be. In a transferrable rights offering to purchase Common Shares at a price below NAV, the subscription ratio will not be less than 1-for-3, that is the holders of Common Shares of record on the record date of the rights offering will receive one right for each outstanding Common Share owned on the record date and the rights will entitle their holders to purchase one new Common Share for every three rights held (provided that any Common Shareholder who owns fewer than three Common Shares as of the record date may subscribe for one full Common Share). Assuming the exercise of all rights, such a rights offering would result in an approximately 33 1⁄3% increase in the Fund’s Common Shares outstanding.

Additional Information on the Transferability of Rights.  The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund's board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders' preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND DERIVATIVES

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy.

Repurchase agreements are required to be fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying collateral securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government and its agencies or instrumentalities) may have maturity dates exceeding one (1) year.

The Fund may borrow through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. Generally, the effect of a reverse repurchase agreement is that, during the term of the agreement, the Fund can obtain and reinvest all or most of the cash value of the portfolio investment it sold under the agreement and still be entitled to the returns associated with such portfolio investment—thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

The Fund also expects to enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. However, these transactions may represent a form of economic leverage and will create risks. Further, the Fund may incur losses on such transactions (including the entire amount of the Fund’s investment in such transaction) even if they are covered.

Investing in derivatives can involve leverage risk, liquidity risk, counterparty risk, market risk and operational/legal risk. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the NAV of the Fund’s securities, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Rule 18f-4 under the 1940 Act governs a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as a fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if a fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The Fund’s implementation of Rule 18-4 is limited by its fundamental investment restrictions.

CREDIT FACILITY AND NOTES

The Fund utilizes leverage through borrowings and may enter into definitive agreements with respect to a credit facility or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third (1/3) of the Fund’s total assets (inclusive of the amount borrowed). Any such borrowings would constitute financial leverage. Such a credit facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be pre-payable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility against liabilities they may incur in connection with the credit facility. The Fund is currently a party to the Credit Facility. Although the Fund currently intends to renew the Credit Facility, prior to its expiration date there can be no assurance that the Fund will be able to do so or do so on terms similar to the current Credit Facility, which may adversely affect the ability of the Fund to pursue its investment objectives and strategies.

The Fund may also obtain leverage through the issuance of notes representing indebtedness. Such notes are not expected to be convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the terms of the notes. The Fund may be required to prepay outstanding amounts under the notes or incur a penalty rate of interest upon the occurrence of certain events of default.

The Fund may use leverage to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of notes or other debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of the outstanding indebtedness (i.e., such aggregate amount may not exceed 33 1/3 % of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such aggregate amount. If the Fund issues notes, borrows money or enters into a credit facility, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

The Fund may seek the highest credit rating possible from one or more NRSROs on any notes that the Fund issues. In such a case, the Fund intends that, as long as notes are outstanding, the composition of its portfolio will reflect guidelines established by such NRSRO. Although, as of the date hereof, no NRSRO has established guidelines relating to the Fund’s notes, based on previous guidelines established by NRSROs for the securities of other issuers, the Fund anticipates that the guidelines with respect to the notes will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the notes, the Fund currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the notes. No assurance can be given that the guidelines actually imposed with respect to the notes by a NRSRO will be more or less restrictive than as described in this prospectus.

In addition, the Fund expects that any notes or a credit facility would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies, engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund would only agree to a limit on its ability to change its fundamental investment policies if doing so was consistent with the 1940 Act and applicable state law. The Fund may be required to pledge (or otherwise grant a security interest in) some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any notes or credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility, or issue notes, on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into or issued, any such notes or credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares and/or notes or debt securities. The Fund is currently a party to the Credit Facility. See “Investment Objectives and Policies — Use of Leverage and Related Risks” for more information.

ANTI-TAKEOVER AND CERTAIN OTHER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

Anti-Takeover Provisions

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund’s shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay the replacement of a majority of the Board. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

The Agreement and Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Fund shall indemnify the Trustees and officers of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in Section 4.2 of the Agreement and Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the ease of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the ease of affiliated indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of those Trustees who are neither interested persons of the Fund nor parties to the proceeding, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Control Share Statute

The Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, and the Fund has not broadly exempted acquisition of control shares in its governing instrument.

The Control Share Statute provides for thresholds at which a person has the power to directly or indirectly exercise or direct the exercise of the voting power of shares in the election of trustees, above which shares are considered control shares. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of any “associate,” as discussed below. These thresholds are:

●	10% or more, but less than 15% of all voting power;
●	15% or more, but less than 20% of all voting power;
●	20% or more, but less than 25% of all voting power;
●	25% or more, but less than 30% of all voting power;
●	30% or more, but less than a majority of all voting power; or
●	a majority or more of all voting power.

Once a shareholder reaches a threshold, such shareholder has no voting rights under the DSTA with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by a vote of the non-acquiring shareholders, or otherwise exempted by the fund’s board of trustees. Approval by non-acquiring shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquiring shareholder and its associates as well as shares held by certain insiders of a Fund. Alternatively, the Board is permitted, but not obligated, to exempt acquisitions specifically, generally, or generally by type of control shares, either in advance or retroactively. As of the date hereof, the Board has not exempted any acquisition of control shares nor made any determination with respect to the provisions of the Control Share Statute.

The Control Share Statute may protect the long-term interests of fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt a fund’s long-term strategy such as by forcing a liquidity event. The Control Share Statute may limit the ability of certain shareholders to use their ownership to cause a change with respect to the Fund.

The foregoing is only a summary of certain aspects of the Control Share Statute. Some uncertainty around the application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share acquisition provisions violate the 1940 Act.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by a majority of the Trustees then in office, by the holders of not less than 75% of the Trust’s outstanding Shares entitled to vote thereon and by such vote or votes of the holders of any class or classes or series of Shares as may be required by the 1940 Act. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies. Common shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

PLAN OF DISTRIBUTION

The Fund may offer up to $[ ] in aggregate initial offering price of Common Shares, Preferred Shares, Notes or Rights from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases, including existing shareholders in a Rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Fund’s dividend reinvestment and optional cash purchase plan. Each Prospectus Supplement relating to an offering of securities will state the terms of the offering, including:

●	the names of any agents, underwriters or dealers;
●	any sales loads or other items constituting underwriters’ compensation;
●	any discounts, commissions, or fees allowed or paid to dealers or agents;
●	the public offering or purchase price of the offered Securities and the net proceeds the Fund will receive from the sale; and
●	any securities exchange on which the offered Securities may be listed

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Securities through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best-efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best-efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of Common Shares, if a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.
●	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.
●	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering.
●	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed for after the Rights offering.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Securities.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund and the Adviser against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, Inc. (“FINRA”) the maximum compensation to be received by any FINRA member or independent broker-dealer in connection with an offering of the Fund’s securities may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses. The principal business address of State Street is 1 Heritage Drive, 3rd Floor, North Quincy, Massachusetts 02171. Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, acts as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed on for the Fund by Dechert LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of and for the fiscal year ended October 31, 2024 incorporated by reference in the SAI have been so incorporated in reliance on the report of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The unaudited financial statements for the fiscal period ended April 30, 2025 are incorporated in this Prospectus by reference to the Fund’s Semi-Annual Report. The principal place of business of [ ] is located at [ ]. [ ] provides audit services and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, dated [•], 2025, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling Investor Relations toll-free at 1-800-522-5465 or by visiting the Fund’s website at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Investors may request the Fund’s SAI, annual and semi-annual reports and other information about the Fund or make Shareholder inquiries by calling Investor Relations toll-free at 1-800-522-5465 or by visiting https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated August 22, 2025

abrdn Global Dynamic dividend Fund

Statement of Additional Information

[●], 2025

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for abrdn Global Dynamic Dividend Fund (the “Fund”) dated [•], 2025 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing to the Fund at 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling Investor Relations toll-free at 1-800-522-5465 or by visiting the Fund’s website at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to Shareholders at least annually. Once available, copies of the reports to Shareholders may be obtained upon request, without charge, by contacting the Fund at the address or telephone number listed above.

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General

Prior to June 30, 2022, abrdn Global Dynamic Dividend Fund was known as Aberdeen Global Dynamic Dividend Fund.

Investment objectives, policies and risks

The following disclosure supplements the disclosure set forth under the caption “Investment Objectives and Policies” in the prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the prospectus for a complete presentation of the matters disclosed below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging markets. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

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9.	Sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund's total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

Non-Fundamental Policies

The Fund has adopted the following nonfundamental investment policies which may be changed by the Board of Trustees without approval of the Fund's shareholders.

Investment for Purposes of Control or Management

The Fund may not invest in companies for the purpose of exercising control or management.

Joint Trading

The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

The Fund may invest in securities of other investment companies that are exchange-traded funds. The Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company is owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws.

Illiquid Securities

The Fund may not invest more than 10% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), which the Trustees have determined to be liquid.

Options

The Fund may write, purchase or sell put or call options as disclosed in the prospectus.

Futures Contracts

The Fund may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 10% of the Fund’s total assets.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

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Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

The names, years of birth and business addresses of the Board members and officers of the Fund as of the fiscal year ended October 31, 2024, their principal occupations during at least the past five years, the number of portfolios each Board member oversees and other directorships they hold are provided in the tables below. Board members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s Adviser are included in the table below under the heading “Interested Board Members.” Board members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” The Adviser, its parent company Aberdeen Group plc, and their advisory affiliates, including abrdn Inc., are collectively referred to as “Aberdeen” in the tables below.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard† c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class III Trustee	Term expires 2026; Trustee since 2024	Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US for abrdn.	12 Registrants consisting of 12 Portfolios	None.

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Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2028; Trustee since 2018	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 26 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term Expires 2028; Trustee Since 2023	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.

6

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027; Trustee since 2018	Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2018	Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Pittard is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with Aberdeen.

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Risk Oversight

The information contained under the heading “Board and Committee Structure—Board Oversight of Risk Management” in the Fund’s definitive proxy statement on Schedule 14A for the Fund’s 2025 annual meeting of shareholders, filed with the SEC on April 14, 2025 (“Proxy Statement”) is incorporated herein by reference.

Experience of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. Each Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund.

A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in “Management of the Fund – Trustees and Officers” table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Pittard, experience as Head of Closed End Funds & Managing Director—Corporate Finance at abrdn and prior financial experience.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the respective Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the SEC and do not constitute holding out a Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2024. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2024	Total Compensation From Fund and Fund Complex Paid To Trustees*
Independent Trustees
P. Gerald Malone	$21,017	$607,758
Todd Reit	$16,647	$318,182
John Sievwright	$20,942	$311,350
Nancy Yao	$17,650	$408,198
Interested Trustee
Christian Pittard**	N/A	N/A

*	See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.
**	Mr. Pittard was appointed to the Board effective June 30, 2024.

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Board and Committee Structure

The information contained under the heading “Board and Committee Structure” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

As of [ ], the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding common shares of beneficial interest (“Common Shares”). The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of December 31, 2024, the dollar range of equity securities owned beneficially by each trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies(2)
Independent Trustees:
P. Gerald Malone	[ ]	[ ]
Todd Reit	[ ]	[ ]
John Sievwright	[ ]	[ ]
Nancy Yao	[ ]	[ ]
Interested Trustee:
Christian Pittard*	[ ]	[ ]

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

* Mr. Pittard was appointed to the Board effective June 30, 2024.

[As of [ ] none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.]

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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Beneficial Ownership

[As of [ ], to the Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of Common Shares of the Fund.] A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of control.

The Adviser

abrdn Investments Limited (“aIL”) serves as the Adviser to the Fund and has its registered address at 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL. The Adviser is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages approximately $504 billion in assets as of June 30, 2025. Aberdeen Group plc and its affiliates (collectively, “Aberdeen”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

Advisory Agreement

The Fund and aIL are parties to an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains aIL to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and restrictions, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, subject to the Board’s supervision, the aIL will (i) provide a continuous investment program and overall investment strategies for the Fund; (ii) determine from time to time what securities and other investment will be purchased, retained or sold by the Fund and implement such determinations through the placement, in the name of the Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected; (iii) provide services in accordance with the stated investment policies and restrictions of the Fund; (iv) with respect to foreign securities, at its own expense, aIL may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under federal securities laws; and (v) provide the Board with periodic reports concerning the Fund’s business and investments. Under the Advisory Agreement, aIL is authorized to appoint a qualified sub-adviser.

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the Aberdeen Group plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940, as amended, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

The Fund will pay all of its other expenses, including, among others, all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other assets; all charges and expenses paid to any administrator appointed by the Fund to provide administrative or compliance services; the charges and expenses of any transfer agents and registrars appointed by the Fund; the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Fund; the charges and expenses of dividend and capital gain distributions; the compensation and expenses of Trustees of the Fund who are not “interested persons” of the Adviser; brokerage commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; all taxes and fees payable by the Fund to Federal, State or other governmental agencies; the cost of stock certificates representing shares of the Fund; all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing Prospectuses, reports and notices to shareholders and regulatory authorities; charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund’s existence, financial structure and relations with its shareholders, and legal counsel to the independent Trustees; insurance and bonding premiums; association membership dues; bookkeeping and the costs of calculating the net asset value of shares of the Fund; expenses relating to the issuance, registration and qualification of the Fund's shares; operational and organizational expenses of the Fund; payment of portfolio pricing to a pricing agent, if any; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and certain expenses as set forth in the relevant subadvisory agreements.

10

For services under the Advisory Agreement, the Adviser is paid an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

From May 4, 2018 through June 30, 2025, the Adviser contractually agreed to waive fees and/or reimburse expenses in order to limit total operating expenses of the Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) as a percentage of net assets to 1.16% of the Fund’s average daily net assets on an annualized basis. The agreement expired on June 30, 2025. The Fund may repay any such waiver or reimbursement from the Adviser, within three years of the waiver or reimbursement, provided that such repayments do not cause the Fund to exceed (i) the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or (ii) the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

The Advisory Agreement continues for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients.

Effective May 4, 2018, aIL became the Fund’s investment adviser. Prior to May 4, 2018, the Fund was managed by another, unaffiliated investment adviser.

For the fiscal years ended October 31, 2022, 2023 and 2024, the Adviser earned gross advisory fees of $1,466,006, $2,197,909, and $2,766,631, respectively.

The Advisory Agreement provides that the Adviser shall indemnify the Fund and its officers and Trustees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the Fund’s average monthly net assets.

For the fiscal years ended October 31, 2022, 2023 and 2024, abrdn Inc. earned $117,280, $175,833, and $221,331, respectively, from the Fund for administration services.

During periods when the Fund is using leverage, the fee paid to abrdn Inc. (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund—The Administrator.”

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. Computershare Trust Company, N.A. serves as the Fund’s dividend paying agent, transfer agent and registrar.

Investor Relations Provider

Under the terms of the Amended and Restated Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Amended and Restated Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

11

Pursuant to the terms of the Amended and Restated Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 13. Portfolio Managers of Closed-End Management Investment Companies” in the Fund’s Annual Report is incorporated herein by reference.

Josh Duitz, Martin Connaghan, Ruairidh Finlayson and Andrew Kohl are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Potential Conflicts of Interest of the Adviser

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Fund and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”).The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts.

12

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Adviser simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Adviser, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has freedom as to the markets in and the broker-dealers through which it seeks this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934.

13

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the sub-adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Adviser’s trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser also received research services for the fiscal year ended October 31, 2024 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$479,445,099	$160,789

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During the fiscal years ended October 31, 2024, 2023 and 2022, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2024	2023	2022
$183	$145	$90

During the fiscal year ended October 31, 2024, Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Adviser will effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rate of portfolio turnover in the fiscal years ended October 31, 2024 and October 31, 2023 was 99% and 78%, respectively.

Description of shares

Common Shares

The Fund’s Common Shares are described in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The terms of any preferred shares issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes an offering of preferred shares. The rights, preferences, powers and privileges of such preferred shares may be set forth in an amendment or supplement to the Agreement and Declaration of Trust.

If the Board determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares, and possibly, the preferred shares.

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Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding Common Shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment advisers. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding Common Shares in the open market during any 12 month period.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund’s net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Fund’s Board approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding Common Shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding Common Shares in the open market during any 12 month period. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV.

The Board currently has no intention to take any other action in response to a discount from NAV. Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Shares. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below NAV will result in an increase in the NAV of those Common Shares that remain outstanding. However, there can be no assurance that Common Share repurchases or tender offers at or below NAV will result in the Fund’s Common Shares trading at a price equal to their NAV.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

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Tax matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and United States Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated as and intends to continue to qualify in each taxable year as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

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If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may also be eligible for treatment by non-corporate shareholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

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If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. See “Investment objectives and policies.” Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

The Fund may invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with the Fund’s investment objectives. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. Common Shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions. If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow Common Shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain conditions and limitations imposed by the Code, which may result in the Common Shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Common Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, Common Shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its Common Shareholders foreign tax credits or deductions, tax-exempt Common Shareholders and those who invest in the Fund through tax-advantaged accounts such as individual retirement accounts will not benefit from any such tax credit or deduction. Common Shareholders should consult their own tax advisors with respect to the foregoing rules.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion, if any, of the excess distribution that is allocated to its holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Common Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Treasury regulations generally treat income inclusion from a PFIC with respect to which the Fund has made such an election as Qualifying RIC Income if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such income inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

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Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund to tax on certain income from PFIC stock, the amount that must be distributed to Common Shareholders, and which will be taxed to Common Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

If the Fund invests in certain REITs, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income”. In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Common Shares, in each case on a pro rata basis.

It is expected that a portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the Fund. The Fund generally expects that dividends received by the Fund from a REIT and distributed to the Common Shareholders will be taxable to the Commons Shareholders as ordinary income. However, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. Common Shareholders to the extent that the Fund’s income is derived from REIT dividends, reduced by allocable Fund expenses.

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Dividends distributed by the Fund to a corporate Common Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Common Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its Common Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the NAV of those Common Shares. To the extent such amounts include distributions received from REITs, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. Different tax consequences may apply for tendering and non-tendering Common Shareholders in connection with a repurchase offer. For example, if a Common Shareholder does not tender all of his or her Common Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Common Shareholders. On the other hand, Common Shareholders holding Common Shares as capital assets who tender all of their Common Shares (including Common Shares deemed owned by Common Shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates, depending on whether the Common Shareholder’s income exceeds certain threshold amounts.

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Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a Common Shareholder recognizes losses with respect to Common Shares of $2 million or more for an individual Common Shareholder or $10 million or more for a corporate Common Shareholder, the Common Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Shareholders and certain other Common Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Shareholder”) depends on whether the income that the Common Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

If the income that a non-U.S. Common Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Furthermore, non-U.S. Common Shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by Common Shareholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them unless they file U.S. tax returns.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

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A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

Special rules may apply to a non-U.S. Common Shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in Code and the Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the non-U.S. Common Shareholders held no more than 5% of the Fund’s Common Shares at any time during the one-year period ending on the date of the distribution. If the non-U.S. Common Shareholder held at least 5% of the Fund’s Common Shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the non-U.S. Common Shareholder would be subject to U.S. income tax on the distribution at the graduated rates applicable to U.S. citizens, residents and domestic corporations, which the Fund may be required to withhold, and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a non-U.S. Common Shareholder’s gain on the sale of Fund Common Shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s Common Shares is held by U.S. Common Shareholders) or the non-U.S. Common Shareholders owns no more than 5% of the Fund’s Common Shares at any time during the five-year period ending on the date of sale.

A non-U.S. Common Shareholder may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Shareholder may also be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, dividend reinvestments pursuant to the Plan will be made net of any applicable U.S. withholding taxes.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

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Other Taxes

Common Shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Adviser’s Listed Company Investment Principles and Voting Policies, which among other things, expands upon how the Adviser approaches environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a Registration Statement that the Fund has filed with the SEC. The Fund is permitted to "incorporate by reference" the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, and any reports and other documents subsequently filed by the Fund with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to its effectiveness, are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

●	the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2024, filed with the SEC on January 10, 2025, as amended by the amendment thereto filed on Form N-CSR/A, filed with the SEC on February 5, 2025 (“Annual Report”) ;

●	The Fund’s Semi-Annual Report on Form N-CSRS for the period ended April 30, 2025, filed with the SEC on July 7, 2025 (“Semi-Annual Report”);

●	the Fund’s definitive proxy statement on Schedule 14A for the Fund’s 2025 annual meeting of shareholders, filed with the SEC on April 14, 2025 (“Proxy Statement”); and

●	the Fund’s description of common shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-32930) filed with the SEC on June 26, 2006.

To obtain copies of these filings, see “Additional Information.”

Financial Statements

The Fund’s unaudited financial statements for the period ended April 30, 2025 are incorporated in this SAI by reference to the Fund’s 2025 Semi-Annual Report. The Fund’s audited financial statements for the fiscal year ended October 31, 2024, together with the reports thereon of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, are incorporated in this SAI by reference to the Fund’s 2024 Annual Report. The address of [ ] is [ ]. [ ] provides audit services and consultation with respect to the preparation of filings with the SEC.

Copies of the Fund’s 2025 Semi-Annual Report and 2024 Annual Report are available at the SEC’s website at www.sec.gov.

Legal counsel

Counsel to the Fund is Dechert LLP.

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Additional information

The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus or any accompanying Prospectus Supplement. You may request such information by calling Investor Relations toll-free at 1-800-522-5465, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, SAI and any incorporated information will also be available from the Fund’s website at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Information contained on the Fund’s website is not incorporated by reference into this SAI, the Prospectus or any Prospectus Supplement and should not be considered to be part of this SAI, the Prospectus or any Prospectus Supplement.

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Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An Standard & Poor’s Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s Global Ratings.

AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

B.	Municipal Short-Term Note Ratings

An Standard & Poor’s Global Ratings U.S. municipal note rating reflects Standard & Poor’s Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s Global Ratings’ analysis will review the following considerations:

●	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

*              Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch publishes credit ratings that are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are also assigned and often include an expectation of recovery which may be notched above or below the issuer-level rating. Credit ratings are indications of the likelihood of receiving repayment in accordance with the terms of the issuance. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC – Very low margin for safety. Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy voting guidelines

Aberdeen Investments U.S. Registered Advisers (the “Advisers”)

Proxy Voting Guidelines
Effective as of March 2025

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Advisers voted proxies. In addition, Rule 204-2 requires the Advisers to keep records of proxy voting and client requests for information. As of August 31, of each year, investment managers that are required to file reports under Section 13(f) are required to report their proxy voting records on Form N-PX for the twelve-month period ended June 30, with respect to certain shareholder advisory votes on executive compensation (those required by Section 14A of the Exchange Act). As registered investment advisers, the Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen Investments invests in other funds managed by Aberdeen Investments.

For cases involving potential conflicts of interest, Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of the Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored Aberdeen’s assessment and approach but remain conscious that all voting decisions, where we have been given voting authority, are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made available upon request.

In order to make proxy voting decisions, an Aberdeen Investments analyst will assess the resolutions at general meetings of companies held in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions opt to instruct a vote differently from custom recommendations if we consider this to be in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account
●	An investee company that is also a segregated client
●	An investee company where an executive director or officer of our company is also a director of that company
●	An investee company where an employee of Aberdeen is a director of that company
●	A significant distributor of our products
●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen Investments’ Listed Company Investment Principles and Voting Policies are published on our website.

To the extent that an Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen Investments’ Listed Company Investment Principles and Voting Policies and in line with DOL guidance.

Listed Company Investment Principles & Voting Policies

April 2025

Aberdeen Investments is a global specialist asset manager. We are dedicated to helping investors achieve their financial goals in a changing world by combining our specialist knowledge, global presence in more than 25 locations and investing for the long-term.

Active Ownership and sustainable investment considerations are critical components of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities

Our expectations

As global investors, we are particularly aware that sustainable investment structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

The principles and voting policies noted herein reflect our current position. We are monitoring and have contributed to the many reform agendas and consultations in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.

This document has received approval from Aberdeen’s Chief Investment Officer (CIO) and the Chief Sustainable Investment Officer – Investments (CSIO) following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.

●	Exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

●	Communicate our Listed Company Investment Principles and Voting Policies to clients, companies and other interested parties.

●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

●	Be transparent in reporting our engagement and voting activities.

Aberdeen is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value.

Engagement with companies on environmental, social and governance risks and opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.

●	Helpful when conducting comprehensive sustainable investment analysis.

●	Useful to maintaining open dialogue and constructive relationships with companies.

●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we may also make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which they apply to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will review any resolution at company meetings we have identified as covering environmental and social factors.

While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with domestic governance guidelines, such as those issued by the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes.

Governance

Strategy

We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material sustainable investment risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

●	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity

We believe diversity, equity and inclusion (DEI) policies can help ensure that the best people are appointed to each role in the company, with the combination of skills and experience judged most likely to contribute to long- term value creation. Companies that make progress in DEI can be better positioned for long-term sustainability and outperformance. We believe diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We take into consideration whether boards report on how they promote DEI throughout the business. We recognise the necessity of adopting a regional approach to DEI, allowing us to account for variation in the needs and requirements of the company based on geography. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider the trajectory of diversity at the company and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity.

●	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.

●	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

Ethnic Diversity

●	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 250 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

Directors’ Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.

●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..

●	Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.

●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration levels for executive and non-executive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

●	Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re- election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

●	We may vote against directors who decline appropriate requests for meetings without a clear justification.

●	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

●	We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non- financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI).

Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

Risk & Audit

The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of widely accepted global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm Aberdeen supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the Audit Committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Executive Remuneration

Executive Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The Remuneration Committee should provide a clear description of the application of policy and the outcomes achieved.

Executive Directors’ base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term.

We expect all variable pay to be capped, preferably as a multiple of base salary. In the UK we expect variable pay to be capped as a multiple of base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in, or resilience with regard to, the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress inter alia on its sustainability strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should over the long term incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target.

Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support value creation plans. We will consider supporting the use of restricted share plans (RSP) in the UK which have been structured consistent with the guidelines of the Investment Association. We will consider restricted share plans either individually or as part of a hybrid scheme. Any restricted share scheme would be expected to be issued at a significant quantum discount to conventional LTIP plans. The board would be expected to justify why the introduction of these plans is in the best interest of shareholders. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.

●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

●	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

●	There is no appropriate cap on variable incentive schemes.

●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.

●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

●	We have concerns regarding the use of discretion or the grant of exceptional awards.

●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

●	In markets where no vote is required on significant transactions, we may take voting action at a future general meeting if we have concerns regarding the transaction undertaken.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre- emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines. There is no global standard on pre-emptive issuance limits, and in the rest of the world we use 25% as a benchmark limit.

●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non- pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

●	We will not generally support share issuance by investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

●	We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

Related Party Transactions

The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

●	Where we are given a vote, we will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

●	In markets where no vote is required on RPTs, we may take voting action at a future general meeting if we have concerns regarding the transaction undertaken

Article/Bylaw Amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

●	We will generally vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

●	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights

We are supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders. Where multiple voting rights are implemented at the point of listing, we expect an appropriate sunset clause to apply (ideally with a maximum of 7 years, in line with common market practice).

●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights, unless there is an exceptional justification and also a suitable sunset clause in place.

●	We will consider voting against proposals to raise new capital at companies if we have concerns regarding the use of with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

●	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will

●	Identify, manage and reduce their environmental impacts, as applicable.

●	Understand their impact along the company value chain.

●	Develop group-level climate policies commensurate to their business and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.

We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Labour and Employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards as a minimum.

In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.

●	Adopt strong health and safety policies and programmes to implement such policies.

●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

●	Adopt policies and programmes for investing in employee training and development.

●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human Rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.

●	Establish systems that actively ensure respect for human rights.

●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

Business Ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.

●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.

●	Respect for human rights.

●	Tax transparency.

●	Ethical training for employees.

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

Environmental & Social Resolutions

We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies Review the resolution, proponent and board statements, existing disclosures, and external research. Engage with the company, proponents, and other stakeholders as required.

Involve thematic experts, investment analysts and other specialists, as needed, in our in decision-making to harness a wide range of expertise and address material factors in our analysis.

Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

Monitor the outcomes of votes.

Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is to determine the best outcome for the company in the context of the best outcome for our clients. There may be instances where we welcome the spirit of a resolution, but other factors preclude our support for the proposal. For example, where the wording is overly prescriptive or ambiguous, when suggested implementation is overly burdensome or where the proposal strays too close to the board’s responsibility for setting the company’s strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their sustainability strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge, increase a company’s exposure to litigation, and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including sustainability strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on sustainability topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both boards and executives apply appropriate rigour to the oversight and delivery of a company’s climate approach.

Shareholder Proposals

The vast majority of resolutions focused on environmental and social issues are filed by shareholders. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Climate

We do not evaluate a company’s climate strategy in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change has significant shortcomings, the effectiveness of board oversight and corporate governance may also be called into question.

We use a range of mechanisms to evaluate whether companies appear to be fulfilling their climate commitments. Through engagement and voting we seek to work with companies, in the context of their local market and sector, to encourage robust methodologies underpinned by targets and, where required, improved reporting and disclosure in alignment with the TCFD framework. We also encourage companies to carefully manage climate-related lobbying. Ensuring appropriate oversight and disclosure of direct and indirect lobbying activities can help companies reduce the risk of misalignment with corporate strategy.

The Taskforce on Nature-related Financial Disclosure (TNFD) was established to develop and deliver a risk management and disclosure framework. While it is not currently mandatory, the TNFD framework is likely to become the default standard for disclosure of naturebased risks. Aberdeen is supportive of TNFD and will generally support proposals asking for companies to report in line with it, taking into consideration best practice for the local market and sector. In addition, we encourage companies to consider their disclosure and reporting on natural capital as we believe better disclosure can support our analysis of financially material nature-related risks and opportunities.

Nature and Biodiversity

For investors, the risks and opportunities associated with the use of natural capital (the world’s natural resources, which underpin our economy and society) are becoming increasingly financially material. However, company reporting on these issues, and how they are managed, has historically been poor and difficult to compare.

We have seen an increase in resolutions concerning biodiversity and nature in recent years. The focus of these resolutions has varied; however, the main themes are evaluation of scenarios for plastic demand and associated financial implications, waste and the circular economy, and increased disclosure of environmental policies.

Artificial Intelligence

As Artificial Intelligence (AI) technologies quickly evolve, Aberdeen’s objective is to work with the companies in which we invest to encourage a future where AI delivers sustainable benefits for shareholders and other stakeholders. Heightened investor scrutiny of AI practices has become evident in shareholder resolutions filed at the annual meetings of companies - from technology giants to entertainment businesses.

Resolutions typically request a report on the use of AI and any ethical guidelines adopted by companies, enhanced disclosure regarding board oversight, or further information about the mitigation of AI-generated misinformation. Our voting approach builds upon the principles that we believe will support positive and sustainable outcomes for our investee companies. We encourage companies to focus on implementing robust governance and oversight, clear ethical guidelines, appropriate due diligence, and sufficient transparency. Where AI is likely to have significant impact on operations and labour relations, we believe it is prudent for companies to demonstrate a responsible approach at the earliest opportunity. Collaborating with the workforce can enable companies to mitigate negative outcomes and avoid costly disruption to labour relations. As technology develops, we believe these issues will remain crucial to the responsible development and use of AI.

Human Rights

Aberdeen believes that poor oversight of human rights can have a material impact on long-term value creation and cause avoidable harm. Resolutions concerning human rights are filed with companies operating in a broad range of sectors and focus on operations and supply chains in regions with a poor record of protecting human rights.

As a supporter of the UN Guiding Principles on Business and Human Rights, we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. When analysing a company’s approach to human rights, we will assess its existing policies to decide if voting action would enhance its approach and benefit the company and shareholders. Where we believe sufficient disclosure and due diligence are already in place, we may vote against a proposal to avoid unnecessary and unduly burdensome reporting. We are usually not supportive of resolutions that seek to dictate where and to whom companies can sell products and services or other resolutions which may be considered unduly prescriptive.

Political Disclosure

Corporate lobbying and political contributions disclosure continues to be a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. We have seen progress in this area and will carefully consider whether additional disclosure is in the interest of the company and its shareholders.

Diversity, Equity & Inclusion

Diversity, Equity & Inclusion (DEI) is a major theme for shareholder resolutions. In recent years resolutions have focused on pay gap reporting, racial equity audits, disclosure of DEI metrics and assessments of the efficacy of DEI programmes.

We are generally supportive of shareholder proposals for disclosure of standardised DEI metrics and pay gap reporting. Such disclosures can support assessments of how companies are addressing opportunity and inclusion. We will, however, consider whether companies are allowed sufficient discretion to report on pay gaps in a way that adequately reflects the demographic and legal variations between jurisdictions.

A racial equity or civil rights audit is an independent analysis of a company’s business practices designed to identify aspects that may have a discriminatory effect. In applicable geographies, we tend to support racial equity and civil rights audits in relation to internal and external DEI programmes where there could be an elevated risk of discrimination. Resolutions should allow companies to carry out audits at a reasonable cost and within a reasonable timeframe. We carefully consider a company’s existing disclosure to ensure that proposals requesting these audits are not duplicative, prescriptive, or unduly onerous.

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. Aberdeen does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by Aberdeen for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. Aberdeen reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of Aberdeen ..

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

Aberdeen Group plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

PART C - OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial statements. The Registrant’s unaudited financial statements for the fiscal period ended April 30, 2025 are incorporated herein by reference to the Fund’s Semi-Annual Report, contained in its Form N-CSR. The Registrant’s audited financial statements, notes to the financial statements and the report of the independent public accounting firm are included in the Fund’s Annual Report for the fiscal year ended October 31, 2024, contained in its Form N-CSR, and are incorporated herein by reference.

2.	Exhibits:

(a)

(1)	Certificate of Trust(1)

(i)	Certificate of Amendment to Certificate of Trust(2)

(2)	Agreement and Declaration of Trust(1)

(i)	Amendment to the Agreement and Declaration of Trust(2)

(b)	Amended and Restated By-Laws(3)

(c)	Not applicable.

(d)	See the Agreement and Declaration of Trust (Exhibit 2(a)(2) above) and the Amended and Restated By-Laws (Exhibit 2(b) above).

(e)	Dividend Reinvestment Plan(5)

(f)	Not applicable.

(g)

(1)	Advisory Agreement(4)

(h)	Not applicable.

(i)	Not applicable.

(j)

(1)	Custodian Agreement(5)

(i)	Amendment dated May 4, 2018 to Master Custodian Agreement(5)

(ii)	Amendment, dated January 1, 2025 to the Master Custodian Agreement (10)

(k)

(1)	Transfer Agency and Service Agreement(6)

(i)	Sixth Amendment to the Transfer Agency and Service Agreement with Computershare NA(7)

(ii)	Amended and Restated Transfer Agency and Service Agreement (10)

(2)	Amended and Restated Administration Agreement(8)

(3)	Amended and Restated Investor Relations Service Agreement(9)

(4)	Facility Agreement(10)

(l)	Opinion and Consent of Dechert LLP(11)

(m)	Not applicable.

(n)	Consent of independent registered public accounting firm for the Fund(11)

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Fund(10)

(2) Code of Ethics of the Investment Adviser(10)

(s)	Calculation of Filing Fee Table(10)

(t)

(1)	Power of Attorney(10)

(2)	Form of Prospectus Supplement Relating to Common Shares(10)

(3)	Form of Prospectus Supplement Relating to Preferred Shares(10)

(4)	Form of Prospectus Supplement Relating to Notes(10)

(5)	Form of Prospectus Supplement Relating to Subscription Rights to Acquire Common Shares(10)

(1)	Filed on May 12, 2006, with registrant’s Registration Statement on Form N-2 (File Nos. 333-134096 and 811-21901) and incorporated by reference herein.

(2)	Filed on February 14, 2023, with registrant’s Annual Report on Form N-CEN (File No. 811-21901) and incorporated by reference herein.

(3)	Filed on October 4, 2017, with registrant’s Current Report on Form 8-K (File No. 811-21901) and incorporated by reference herein.

(4)	Filed on June 3, 2019, with registrant’s Annual Report on Form N-CEN (File No. 811-21901) and incorporated by reference herein.

(5)	Filed on September 28, 2022, with registrant’s Registration Statement on Form N-14 (File No. 333-266796) and incorporated by reference herein.

(6)	Filed on October 31, 2011, with abrdn Global Income Fund’s Registration Statement on Form N-2 (File Nos. 333-177629 and 811-06342) and incorporated by reference herein.

(7)	Filed on July 28, 2020, with abrdn Global Infrastructure Income Fund’s Registration Statement on Form N-2 (File Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(8)	Filed on June 25, 2020, with abrdn Global Infrastructure Income Fund’s Registration Statement on Form N-2 (File Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(9)	Filed on December 12, 2023 with abrdn Total Dynamic Dividend Fund’s Registration Statement on Form N-14 (File No. 333-275152) and incorporated by reference herein.

(10)	Filed herewith.

(11)	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Category	Estimated Expenses
SEC Registration Fees	*
Independent Public Accounting Firm Fees and Expenses	*
Legal Fees and Expenses	*
FINRA Fees	*
Miscellaneous	*
Total	*

* To be completed by amendment.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities (as of [ ], 2025)

Title of Class	Number of Record Holders
Common Shares	*

* To be completed by amendment.

Item 30.	Indemnification and Limitation of Liability

Article IV of the Fund’s Agreement and Declaration of Trust provides as follows:

Section 4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

Section 4.2 Mandatory Indemnification.

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the ease of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the ease of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (e) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Item 31.	Business and Other Connections of the Adviser

The description of the Adviser under the caption “Management of the Fund” in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser in the last two (2) years, reference is made to the Adviser’s (abrdn Investments Limited) current Form ADV (File No. 801-75074) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the registrant, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or at State Street Bank and Trust Company at State Street Financial Center, 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171 and (ii) by the Adviser, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)            Not applicable.

(2)            Not applicable.

(3)            The Registrant hereby undertakes:

a.	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)            Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

The Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(5)	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and State of Pennsylvania on the 22nd day of August, 2025.

abrdn Global DYNAMIC DIVIDEND Fund

By:	/s/ Alan Goodson
Alan Goodson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ P. Gerald Malone*	Trustee	August 22, 2025
P. Gerald Malone
/s/ Todd Reit*	Trustee	August 22, 2025
Todd Reit
/s/ Nancy Yao*	Trustee	August 22, 2025
Nancy Yao
/s/ John Sievwright*	Trustee	August 22, 2025
John Sievwright
/s/ Christian Pittard*	Trustee	August 22, 2025
Christian Pittard

/s/ Alan Goodson	Chief Executive Officer and President (Principal Executive Officer)	August 22, 2025
Alan Goodson
/s/ Sharon Ferrari	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	August 22, 2025
Sharon Ferrari

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar
Lucia Sitar
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

2(j)(1)(ii)	Amendment, dated January 1, 2025 to the Master Custodian Agreement

2(k)(1)(ii)	Amended and Restated Transfer Agency and Service Agreement

2(k)(4)	Facility Agreement

2(r)(1)	Code of Ethics of the Fund

2(r)(2)	Code of Ethics of the Investment Adviser

2(s)	Calculation of Filing Fee Table

2(t)(1)	Power of Attorney

2(t)(2)	Form of Prospectus Supplement Relating to Common Shares

2(t)(3)	Form of Prospectus Supplement Relating to Preferred Shares

2(t)(4)	Form of Prospectus Supplement Relating to Notes

2(t)(5)	Form of Prospectus Supplement Relating to Subscription Rights to Acquire Common Shares